                                                                    Exhibit 99.6
                                                                         Page 12

 CASE NAME:   Aerovox, Inc.    STATEMENT OF SOURCES AND USES OF CASH  FORM OPR-6
 CASE NUMBER:   01-14680 jnf               FOR MONTH ENDED:

                                                   29-Dec-01       26-Jan-02      23-Feb-02      30-Mar-02      27-Apr-02
                                                   ---------       ---------      ---------      ---------      ---------
SOURCES OF CASH

   Net income (loss)                                 ($297,579)   ($1,112,452)     ($526,599)   ($1,183,903)     ($685,874)
                                                   -----------    -----------    -----------    -----------    -----------

    Depreciation and amortization                      283,689        286,545        267,909        268,358        268,356
                                                   -----------    -----------    -----------    -----------    -----------

    Other non-cash                                                    337,159
                                                   -----------    -----------    -----------    -----------    -----------

    Increase in allowance for doubtful accounts         10,000          9,000          9,156       (395,122)        10,000
                                                   -----------    -----------    -----------    -----------    -----------

OPERATIONS

   Add: Decrease in assets
                                                   -----------    -----------    -----------    -----------    -----------

    Accounts receivable                                236,289         63,444              0        200,251         39,296
                                                   -----------    -----------    -----------    -----------    -----------

    Inventory, at cost                                 182,809        392,468        188,497        369,499              0
                                                   -----------    -----------    -----------    -----------    -----------

    Prepaid expenses and current assets                      0              0              0         35,396         34,299
                                                   -----------    -----------    -----------    -----------    -----------

    Property, plant and equipment                            0         26,486              0              0              0
                                                   -----------    -----------    -----------    -----------    -----------

    Other (including Intercompany activity)            424,141        121,585        208,623        381,795        688,665
                                                   -----------    -----------    -----------    -----------    -----------

   Increases in liabilities:

    Pre petition liabilities                                 0              0              0              0              0
                                                   -----------    -----------    -----------    -----------    -----------

    Post petition liabilities                                0        128,470        388,052        585,770        275,271
                                                   -----------    -----------    -----------    -----------    -----------

    Other liabilities per book                         214,526              0              0              0              0
                                                   -----------    -----------    -----------    -----------    -----------

   TOTAL SOURCES OF CASH (A)                         1,053,875        252,705        535,639        262,045        630,013
                                                   -----------    -----------    -----------    -----------    -----------

USES OF CASH

   Less: Increase in assets:

    Accounts receivable                                      0              0       (531,045)             0              0
                                                   -----------    -----------    -----------    -----------    -----------

    Inventory, at cost                                       0              0              0              0       (208,783)
                                                   -----------    -----------    -----------    -----------    -----------

    Prepaids and other assets                          (24,195)       (64,036)       (19,110)             0              0
                                                   -----------    -----------    -----------    -----------    -----------

    Property, plant, and equipment                      (5,883)             0         (1,480)          (214)        (3,223)
                                                   -----------    -----------    -----------    -----------    -----------

    Other (including Intercompany activity)           (312,436)       (29,902)      (217,500)             0       (417,207)
                                                                  -----------    -----------    -----------    -----------

    Decreases in liabilities:

    Pre petition liabilities                          (391,159)      (157,963)      (225,933)      (285,742)             0
                                                   -----------    -----------    -----------    -----------    -----------

    Post petition liabilities                         (536,475)             0              0              0              0
                                                   -----------    -----------    -----------    -----------    -----------

    Other liabilities per book                        (243,504)        12,615        (25,761)       (38,503)        30,417
                                                   -----------    -----------    -----------    -----------    -----------

   TOTAL USES OF CASH (B)                           (1,513,652)      (239,286)    (1,020,829)      (324,459)      (598,797)
                                                   -----------    -----------    -----------    -----------    -----------

NET SOURCE (USE) OF CASH (A-B=NET)                    (459,776)        13,419       (485,191)       (62,414)        31,216
                                                   -----------    -----------    -----------    -----------    -----------

CASH-BEGINNING BALANCE (See OPR-1)                   4,479,523      4,019,747      4,033,165      3,547,975      3,485,561
                                                   -----------    -----------    -----------    -----------    -----------

CASH-ENDING BALANCE (See OPR-1)                    $ 4,019,747    $ 4,033,165    $ 3,547,975    $ 3,485,561    $ 3,516,777
                                                   ===========    ===========    ===========    ===========    ===========